SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
              240.14a-12

                               PHOENIX SERIES FUND
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)       Proposed maximum aggregate value of transaction:
                  5)       Total fee paid: ___________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration No.:
                  3)       Filing Party:
                  4)       Date Filed:

PHOENIX EQUITY PLANNING CORPORATION                 101 Munson Street                        Toll Free 800 243-1574
                                                    PO Box 88
                                                    Greenfield, MA 01301


[LOGO] PHOENIX
       INVESTMENT PARTNERS

                                                              September 28, 2000


Dear Shareholder:

     We are pleased to enclose the proxy statement for the November 16, 2000 special shareholders' meeting being held for the Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

     We are asking shareholders of each Fund to approve a tax-free reorganization of each Fund into a series of a Delaware business trust and to approve changes to each Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the name, investment objective, investment adviser or portfolio manager for any of the Funds, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques already utilized for each Fund.

     We are also asking shareholders of the Phoenix-Engemann Aggressive Growth Fund to approve a new investment advisory agreement with Phoenix Investment Counsel, Inc. ("Phoenix") and a new investment subadvisory agreement with Roger Engemann & Associates, Inc. ("Engemann"). The new agreements will increase the rate of advisory fees payable by the Aggressive Growth Fund to Phoenix and the rate of subadvisory fees payable by Phoenix to Engemann.

     Your Board of Trustees believes that the proposals described in the proxy statement are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders for each of the Funds vote for the proposals. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
President, Phoenix Series Fund

                  This letter has been prepared solely for the
                     information of existing shareholders.
    This letter is not authorized for distribution to prospective investors.

Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                      EACH A SERIES OF PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2000

                              --------------------


To the Shareholders:

     Phoenix Series Fund, a Massachusetts business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund, and Phoenix-Oakhurst Balanced Fund (collectively, the "Funds," and each individually, a "Fund") at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time, for the following purposes:

      1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

      2. To amend the fundamental investment restriction of each Fund regarding diversification.

      3. To amend the fundamental investment restriction of each Fund regarding concentration.

      4. To amend the fundamental investment restriction of each Fund regarding borrowing.

      5. To amend the fundamental investment restriction of each Fund regarding the issuance of senior securities.

      6. To amend the fundamental investment restriction of each Fund regarding underwriting.

      7. To amend the fundamental investment restriction of each Fund regarding investing in real estate.

      8. To amend the fundamental investment restriction of each Fund regarding investing in commodities.

      9. To amend the fundamental investment restriction of each Fund regarding lending.

     10. To eliminate the fundamental investment restriction of each Fund regarding joint trading.

     11. To eliminate the fundamental investment restriction of each Fund regarding pledging of assets.

     12. To eliminate the fundamental investment restriction of each Fund regarding short sales.

     13. To eliminate the fundamental investment restriction of each Fund regarding the purchase of securities on margin.

     14. To eliminate the fundamental investment restriction of each Fund regarding officer or trustee ownership of securities.

     15. To eliminate the fundamental investment restriction of each Fund regarding the purchase of securities of other investment companies.

     16. To eliminate the fundamental investment restriction of each Fund regarding investing in companies for the purpose of exercising management or control.

     17. To eliminate the fundamental investment restriction of each Fund regarding investing in oil, gas or other mineral exploration or development programs.

     18. To eliminate the fundamental investment restriction of each Fund regarding investing in and writing puts, calls, and straddles.

     19. To eliminate the fundamental investment restriction of each Fund regarding the purchase of illiquid securities.

     20. To eliminate the fundamental investment restriction of each Fund regarding securities lending.

     21. To eliminate the fundamental investment restriction of each Fund regarding the purchase of securities of unseasoned issuers.

     (PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND SHAREHOLDERS ONLY)

             (a) To approve an amendment to the investment advisory agreement between the Trust and Phoenix Investment Counsel, Inc. ("Phoenix").

             (b) To approve an amendment to the subadvisory agreement between Phoenix and Roger Engemann & Associates, Inc. ("Engemann").

     23. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on September 18, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

           o by telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

           o by mail, with the enclosed proxy card and postage-paid envelope; or

           o  in person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                  PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                           By Order of the Board of Trustees
                                           of Phoenix Series Fund,



                                           G. JEFFREY BOHNE
                                           Secretary

                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                      EACH A SERIES OF PHOENIX SERIES FUND

                                ---------------

                                 PROXY STATEMENT

                                ---------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix Series Fund (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund, and Phoenix-Oakhurst Balanced Fund (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time.

     The purposes of the meeting are to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of each Fund. In the reorganization, each of the Funds will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Funds") will be established as series of the Delaware Trust. Each New Fund will have the same classes of shares as the classes of the corresponding existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A. The proposed investment restriction changes will not change the investment objective or principal investment strategy of any of the Funds. The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, independent accountant, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of their New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. Each New Fund will offer the same shareholder services as its predecessor Fund.

     Shareholders of the Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth Fund") are also being asked to approve a new investment advisory agreement with Phoenix Investment Counsel, Inc. ("Phoenix") and a new investment subadvisory agreement with Roger Engemann & Associates, Inc. ("Engemann").

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 28, 2000. The shareholders of each Fund will vote on the proposals as indicated in the table below:

                                                     PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                     PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                       PHOENIX-GOODWIN HIGH YIELD FUND                      PHOENIX-ENGEMANN
                                                      PHOENIX-GOODWIN MONEY MARKET FUND                        AGGRESSIVE
               PROPOSAL                                 PHOENIX-OAKHURST BALANCE FUND                         GROWTH FUND
               --------                                 -----------------------------                         -----------

     1.   To consider and act upon a
          proposal to approve an
          Agreement and Plan of
          Reorganization which                                        X                                             X
          provides for the
          reorganization of the Trust
          into a Delaware business
          trust.

     2.   To amend the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding
          diversification.

     3.   To amend the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding
          concentration.

     4.   To amend the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding
          borrowing.

     5.   To amend the fundamental
          investment restriction of
          each Fund regarding the                                     X                                             X
          issuance of senior
          securities.

     6.   To amend the fundamental
          investment of each Fund                                     X                                             X
          regarding underwriting.

     7.   To amend the fundamental
          investment of each Fund                                     X                                             X
          regarding investing in real
          estate.

     8.   To amend the fundamental
          investment of each Fund                                     X                                             X
          regarding investing in
          commodities.

                                                     PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                     PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                       PHOENIX-GOODWIN HIGH YIELD FUND                      PHOENIX-ENGEMANN
                                                      PHOENIX-GOODWIN MONEY MARKET FUND                        AGGRESSIVE
               PROPOSAL                                 PHOENIX-OAKHURST BALANCE FUND                         GROWTH FUND
               --------                                 -----------------------------                         -----------

     9.   To amend the fundamental
          investment of each Fund                                     X                                             X
          regarding lending.

     10.  To eliminate the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding joint
          trading.

     11.  To eliminate the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding pledging
          of assets.

     12.  To eliminate the fundamental
          investment restriction of                                   X                                             X
          each Fund regarding short
          sales.

     13.  To eliminate the fundamental
          investment restriction of
          each Fund regarding the                                     X                                             X
          purchase of securities on
          margin.

     14.  To eliminate the fundamental
          investment restriction of
          each Fund regarding officer                                 X                                             X
          or trustee ownership of
          securities.

     15.  To eliminate the fundamental
          investment restriction of
          each Fund regarding the                                     X                                             X
          purchase of securities of
          other investment companies.

                                                     PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                     PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                       PHOENIX-GOODWIN HIGH YIELD FUND                      PHOENIX-ENGEMANN
                                                      PHOENIX-GOODWIN MONEY MARKET FUND                        AGGRESSIVE
               PROPOSAL                                 PHOENIX-OAKHURST BALANCE FUND                         GROWTH FUND
               --------                                 -----------------------------                         -----------

     16.  To eliminate the fundamental
          investment restriction of
          each Fund regarding                                         X                                             X
          investing in companies for
          the purpose of exercising
          management or control.

     17.  To eliminate the fundamental
          investment restriction of
          each Fund regarding
          investments in oil, gas or                                  X                                             X
          other mineral exploration or
          development programs.

     18.  To eliminate the fundamental
          investment restriction of
          each Fund regarding
          investing in and writing                                    X                                             X
          puts, calls, and straddles.

     19.  To eliminate the fundamental
          investment restriction of
          each Fund regarding the                                     X                                             X
          purchase of illiquid
          securities.

     20.  To eliminate the fundamental
          investment restriction of
          each Fund regarding                                         X                                             X
          securities lending.

     21.  To eliminate the fundamental
          investment restriction of
          each Fund regarding the                                     X                                             X
          purchase of securities of
          unseasoned issuers.

                                                     PHOENIX-DUFF & PHELPS CORE BOND FUND
                                                     PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                                                       PHOENIX-GOODWIN HIGH YIELD FUND                      PHOENIX-ENGEMANN
                                                      PHOENIX-GOODWIN MONEY MARKET FUND                        AGGRESSIVE
               PROPOSAL                                 PHOENIX-OAKHURST BALANCE FUND                         GROWTH FUND
               --------                                 -----------------------------                         -----------

     22.  (a) To approve an amendment to
          the advisory agreement                                                                                    X
          between the Trust and Phoenix.

          (b) To approve an amendment
          to the subadvisory agreement                                                                              X
          between Phoenix and Engemann.

VOTING INFORMATION

     Shareholders of record of the Funds at the close of business on September 18, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding 14,647,281.756 shares of Phoenix-Duff & Phelps Core Bond Fund, 21,275,831.405 shares of Phoenix-Engemann Aggressive Growth Fund, 100,488,225.865 shares of Phoenix-Engemann Capital Growth Fund, 56,089,965.552 shares of Phoenix-Goodwin High Yield Fund, 206,399,313.466 shares of Phoenix-Goodwin Money Market Fund (the "Money Market Fund") and 83,343,981.401 shares of Phoenix-Oakhurst Balanced Fund.

     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of each proposal requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of a Fund. The reorganization will not take place unless each Fund of the Trust separately approves Proposal 1. If the reorganization is not approved by all of the Funds of the Trust, the Trust will continue as a Massachusetts business trust and the Board of Trustees of the Trust may consider other alternatives that it views as being in the best interests of the shareholders of the Funds. If shareholders of a Fund do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect for that Fund only.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. Certain solicitation costs will be directly attributable to the Funds or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time, while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $18,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 1, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any of the Funds:

                                                                                  PERCENTAGE OF
NAME OF SHAREHOLDER                          FUND AND CLASS                         THE CLASS          NUMBER OF SHARES
-------------------                          --------------                         ---------          ----------------
MLPF&S for the Sole                          Core Bond Fund Class B                   23.48%               227,189.709
Benefit of its Customers                     Aggressive Growth Fund Class B            9.12%               179,098.949
Attn: Fund Administration                    High Yield Fund Class B                  20.38%             1,389,125.474
4800 Deer Lake Dr. E. 3rd Fl.                High Yield Fund Class C                  30.19%               140,062.943
Jacksonville, FL 32246-6484

                                                                                  PERCENTAGE OF
NAME OF SHAREHOLDER                          FUND AND CLASS                         THE CLASS          NUMBER OF SHARES
-------------------                          --------------                         ---------          ----------------
Phoenix Equity Planning Corp                 Core Bond Fund Class C                   48.06%                11,755.512
Attn: Corporate Accounting Dept              Money Market Fund Class A                 7.99%            15,373,825.030
C/O Gene Charon Controller                   Money Market Fund Class C                 7.64%               103,846.640
100 Bright Meadow Boulevard
Enfield, CT 06082-1957

State Street Bank & Trust Co.                Core Bond Fund Class C                   16.10%                 3,937.763
Cust for the IRA Rollover of
 Richard A. Esten
411B Reach Road
Deer Isle, ME 04627

State Street Bank & Trust Co.                Core Bond Fund Class C                   11.03%                 2,697.938
Cust for the IRA of
 Tomas J. Gillett
3672 Tamarac Lane
Eau Claire, WI 54701-7264

State Street Bank & Trust Co.                Core Bond Fund Class C                   10.85%                 2,653.696
Cust for the IRA of
 Elizabeth Gillett
3672 Tamarac Lane
Eau Claire, WI 54701-7264

PaineWebber for the Benefit of               Core Bond Fund Class C                   5.41%                  1,322.707
PaineWebber CDN FBO
Richard G. Wilson
P.O. Box 3321
Weehawken, NJ 07087-8154

TTEES of Phoenix Savings and                 Aggressive Growth Fund Class A           5.33%              1,038,816.745
Investment Plan                              Money Market Fund Class A                5.26%             10,116,964.534
C/O Suzettee Louro
100 Bright Meadow Boulevard
P.O. Box 1900
Enfield, CT 06083

NFSC FEBO                                    High Yield Fund Class C                  6.45%                 29,923.832
Laborers' INTL of NA Local 860
4220 Prospect Avenue
Cleveland, OH 44103-4367

Phoenix Investment Partners, Ltd.            Money Market Fund Class A                5.99%             11,520,345.020
PEPCO Corporate
 Accounting Dept
Attn: Gene Charon
100 Bright Meadow Boulevard
Enfield, CT 06082-1957

State Street Bank & Trust Co.                Money Market Fund Class C                5.71%                 77,604.710
Cust for the SEP IRA of
 Christian Carlson
1110 24th Avenue, East
Seattle, WA 98112-3608

                                                                                  PERCENTAGE OF
NAME OF SHAREHOLDER                          FUND AND CLASS                         THE CLASS          NUMBER OF SHARES
-------------------                          --------------                         ---------          ----------------
State Street Bank & Trust Co.                Money Market Fund Class C                14.13%               191,959.290
Cust for the IRA of
 Edward T. Harley
289 Belmont Road
KNG of Prussa, PA 19406-2002

State Street Bank & Trust Co.                Money Market Fund Class C                29.97%               407,200.190
Cust for the IRA Rollover of
 Rolf E. Werner
1106 Plank Road
Webster, NY 14580-8511

Geoffrey S. Weiner                           Money Market Fund Class C                6.75%                 91,716.300
Fredrica J. Weiner JT WROS
53 Munnisunk Drive
Simsbury, CT 06070

State Street Bank & Trust Co.                Money Market Fund Class C                6.71%                 91,147.340
Cust for the IRA Rollover of
 Cynthia Chase
54 Roosevelt Avenue
Lake Hiawatha, NJ 07034-2118

     On September 1, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Trust's outstanding shares.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-1574.

                                   PROPOSAL 1

              TO REORGANIZE THE TRUST AS A DELAWARE BUSINESS TRUST

     The Board of Trustees has proposed that the shareholders of the Trust approve the reorganization of the Trust in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION

     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Funds. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Trust and the Delaware Trust" on page 13.

THE AGREEMENT AND PLAN OF REORGANIZATION

     The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. Each New Fund will also assume all of the liabilities of its predecessor Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of each of the Funds of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Thursday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about November 30, 2000.

     The reorganization agreement authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o   elect trustees of the Delaware Trust;

     o approve an investment management agreement with Phoenix with respect to each of the Funds, except the Phoenix-Duff & Phelps Core Bond Fund;

     o approve an investment management agreement with Duff & Phelps Investment Management Co. with respect to Phoenix-Duff & Phelps Core Bond Fund;

     o approve an investment subadvisory agreement with Roger Engemann & Associates, Inc. with respect to each of the Phoenix-Engemann Aggressive Growth Fund and the Phoenix-Engemann Capital Growth Fund; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

     Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS

     Phoenix, the current adviser of each of the Funds except for the Phoenix-Duff & Phelps Core Bond Fund, will continue to serve as investment adviser to each of the New Funds except for the Phoenix-Duff & Phelps Core Bond Fund following the reorganization. Duff & Phelps Investment Management Co. ("Duff & Phelps"), the current adviser of the Phoenix-Duff & Phelps Core Bond Fund, will continue to serve as investment adviser to the Phoenix-Duff & Phelps Core Bond Fund following the reorganization. Roger Engemann & Associates, Inc. ("Engemann"), the current subadviser to the Phoenix-Engemann Aggressive Growth Fund and the Phoenix-Engemann Capital Growth Fund will continue to serve as subadviser to the Phoenix-Engemann Aggressive Growth Fund and the Phoenix-Engemann Capital Growth Fund following the reorganization.

     The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve a new investment advisory agreement with Phoenix (with Duff & Phelps for the Phoenix-Duff & Phelps Core Bond Fund), and a new investment subadvisory agreement with the current subadviser.

     The investment advisory agreement with Phoenix for each of the New Funds other than the Phoenix-Engemann Aggressive Growth Fund will be substantially identical to the agreements currently in effect. The rate of advisory fees payable under the investment advisory agreements for each of the New Funds other than the Phoenix-Engemann Aggressive Growth Fund will be the same as under the current agreements. In the case of the Phoenix-Engemann Aggressive Growth Fund, if Proposal 22(a) is approved, the rate of advisory fee will be increased as described in Proposal 22(a). If Proposal 22(a) is not approved, the rate of advisory fee following the reorganization will be the same as the current fee. It is anticipated that the Board of Trustees of the Delaware Trust will approve new advisory agreements at its November 2000 meeting that include certain non-substantive changes from the existing agreement, including the removal of references to funds that are no longer offered, updates of fund names to reflect prior changes in fund names and the use of a separate advisory agreement with Duff & Phelps for the Duff & Phelps Core Bond Fund.

     Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     Duff & Phelps acts as the investment adviser to seven other mutual funds and as adviser to institutional clients. As of December 31, 1999, Duff & Phelps had approximately $14.7 billion in assets under management.

     All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Duff & Phelps is a direct subsidiary of PXP. PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

     As compensation for its services to the Phoenix-Engemann Capital Growth Fund, Phoenix receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. As compensation for its services to the Phoenix-Goodwin High Yield Fund, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the Fund's average daily net assets from $1 billion to $2 billion and 0.55% of the Fund's average daily net assets in excess of $2 billion. As compensation for its services to the Phoenix-Goodwin Money Market Fund, Phoenix receives a fee from the Fund, which is accrued daily against the Fund's net assets, equal to 0.40% of the Fund's average daily net assets up to $1 billion, 0.35% of the Fund's average daily net assets from $1 billion to $2 billion and 0.30% of the Fund's average daily net assets in excess of $2 billion. As compensation for its services to the Phoenix-Oakhurst Balanced Fund, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.55% of the Fund's daily net assets up to $1 billion, 0.50% of the Fund's daily net assets from $1 billion to $2 billion and 0.45% of the Fund's daily net assets in excess of $2 billion.

     As compensation for its services to the Phoenix-Duff & Phelps Core Bond Fund, Duff & Phelps receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.45% of the Fund's daily net assets up to $1 billion, 0.40% of the Fund's daily net assets from $1 billion to $2 billion and 0.35% of the Fund's daily net assets in excess of $2 billion.

     The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act. The current advisory agreement with Duff & Phelps was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act of 1940 (the "1940 Act"). For purposes of this proxy statement, the 1940 Act includes rules and regulations of the Securities and Exchange Commission (the "SEC") issued under the 1940 Act.

     Engemann acts as the adviser for five mutual funds, as subadviser to five mutual funds, and as adviser to institutional clients. Engemann has acted as an investment adviser for over 30 years. As of December 31, 1999, Engemann had approximately $10.9 billion in assets under management. As compensation for its services to the Phoenix-Engemann Capital Growth Fund, Engemann receives a fee from Phoenix, which is accrued daily against the value of the Fund's net assets of the Phoenix-Engemann Capital Growth Fund equal to 0.10% of the Fund's average daily net assets up to $3 billion and 0.30% of the Fund's average daily net assets in excess of $3 billion. Engemann does not receive any fee from the Phoenix-Engemann Capital Growth Fund.

     The current investment subadvisory agreement with Engemann with respect to the Phoenix-Engemann Capital Growth Fund was last approved by the Board of Trustees on November 19, l999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the subadviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as each Fund's independent accountants and will also serve as independent accounts for the New Funds. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR

     Each of the Funds currently operates on a fiscal year ending October 31. Following the reorganization, the New Funds will also operate on a fiscal year ending October 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment objective and principal investment strategy of each New Fund will be identical to the investment objective and principal investment strategy of the corresponding Fund. The fundamental investment restrictions of each New Fund will be identical to the fundamental investment restrictions of the corresponding Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to Proposals 2-21.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the reorganization, the Trust will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     o the transfer of all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

     o the tax basis of each Fund's assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

     o no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

     o no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

     o the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each shareholder of each Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of a Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     The distribution arrangements of each New Fund will be the same as those of the corresponding Fund, except that the Aggressive Growth Fund will also offer Class C shares following the reorganization. Phoenix-Duff & Phelps Core Bond Fund currently offers Class A, Class B and Class C shares. The Aggressive Growth Fund currently offers Class A and Class B shares. Phoenix-Engemann Capital Growth Fund currently offers Class A and Class B shares. Phoenix-Goodwin High Yield Fund currently offers Class A, Class B and Class C shares. Phoenix-Goodwin Money Market Fund current offers Class A, Class B and Class C shares. Phoenix-Oakhurst Balanced Fund currently offers Class A and Class B shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Fund in exchange for their shares in each Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of a New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the corresponding Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

     Equity Planning serves as the distributor of shares for the Funds and will also be the distributor of the New Funds. The Delaware Trust will adopt a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services that is substantially identical to the existing distribution plan for each Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

     Each New Fund will offer the same shareholder services as its corresponding Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

     Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the respective New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the respective New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE DELAWARE TRUST
     The following is a summary of certain differences between and among the trust instrument of the Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument of the Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the Securities and Exchange Commission ("SEC") issued under the 1940 Act.

     General. The Trust was organized as a Massachusetts business trust in April 1958. The Trust is currently governed by an Agreement and Declaration of Trust Agreement dated April 7, 1958, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Trust and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument provides that any Trustee may be removed by the shareholders at any meeting called for that purpose. In addition, the Massachusetts Trust Instrument provides that a Trustee may be removed by two-thirds of the remaining Trustees with or without cause.

     Liability of Trustees and Officers. A Trustee of both the Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder.

     Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting a New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class of a Fund vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class of a Fund. On matters requiring trust-wide votes where all Funds in a trust are required to vote, dollar-based voting provides shareholders who own shares with a higher net asset value than other Funds with more voting power relative to shareholders of other Funds in the Trust.

     Shareholder Meetings. The Delaware Trust and the Trust are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, shareholders holding the lesser of (i) 67% or more of the eligible votes of the Fund present at a meeting if more than 50% of the eligible votes of the Fund are present or (ii) more than 50% of the eligible votes of a Fund, must approve the sale or transfer of the assets of a Fund.

     Termination of the Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Fund, or a class thereof, may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the vote of a majority of the shares of each Fund must approve the termination of the Trust.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to establish additional series of shares, to change investment restrictions which are not fundamental investment restrictions, to change the name of the Trust or any Fund, and to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, or the requirements of the regulated investment company provisions of the Internal Revenue Code.

     Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

CERTAIN INFORMATION REGARDING THE TRUSTEES

     The 1940 Act requires that at least one-half of the Trustees of the Trust and, following the reorganization, the Delaware Trust, be elected by shareholders. The Trust currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the then current Trustees of the Trust, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
Robert Chesek (66)                    Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                         Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix
Wethersfield, CT 06109                                   Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present).
------------------------------------- ------------------ -----------------------------------------------------------------
E. Virgil Conway (71)                 Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                       Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                     (1970-present), Pace University (1978-present), Atlantic Mutual
                                                         Insurance Company (1974-present), HRE Properties
                                                         (1989-present), Greater New York Councils, Boy Scouts of
                                                         America (1985-present), Union Pacific Corp. (1978-present),
                                                         Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                         Director) (1990-present), Centennial Insurance Company
                                                         (1974-present), Josiah Macy, Jr., Foundation (1975-present),
                                                         The Harlem Youth Development Foundation (1987-present).
                                                         Chairman, Accuhealth (1994-present), Trism, Inc.
                                                         (1994-present), Realty Foundation of New York (1972-present), and New York Housing Partnership Development Corp.
                                                         (1985-present). Vice Chairman, Academy of Political Science
                                                         (1985-present). Director/Trustee, Phoenix Funds (1993-present).
                                                         Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Chairman/Member, Audit
                                                         Committee of the City of New York (1981-1996). Advisory
                                                         Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                         (1989-1996) and Fund Directions (1993-1998). Chairman,
                                                         Financial Accounting Standards Advisory Council (1992-1995).
------------------------------------- ------------------ -----------------------------------------------------------------
Harry Dalzell-Payne (71)              Trustee            Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                 Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Elmore Court                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Elmore, GLOS GL2 6NT, UK                                 Funds (1999-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Formerly a Major General of the
                                                         British Army.
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
*Francis E. Jeffries (69)             Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Apt. 902                                                Institutional Mutual Funds (1996-present) and Phoenix-Seneca
 Naples, FL 34108                                        Funds (2000-present). Director, Duff & Phelps Utilities Income
                                                         Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income
                                                         Inc. (1991-present) and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1993-present). Director, The Empire District
                                                         Electric Company (1984-present). Director (1989-1997), Chairman of the Board (1993-1997), President (1989-1993), and Chief
                                                         Executive Officer (1989-1995), Phoenix Investment Partners, Ltd.
------------------------------------- ------------------ -----------------------------------------------------------------
Leroy Keith, Jr. (61)                 Trustee            Chairman (1995-present) and Chief Executive Officer
Chairman                                                 (1995-1999), Carson Products Company. (1995-present).
Carson Products Company                                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
64 Ross Road                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Savannah, GA 30750                                       Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Equifax Corp. (1991-present)
                                                         and Evergreen International Fund, Inc. (1989-present). Trustee,
                                                         Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen
                                                         Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                         Reserves Trust.
------------------------------------- ------------------ -----------------------------------------------------------------
*Philip R. McLoughlin (53)            Trustee and        Chairman, (1997-present), Director (1995-present), Vice
                                      President          Chairman (1995-1997) and Chief Executive Officer
                                                         (1995-present), Phoenix Investment Partners, Ltd. Director
                                                         (1994-present) and Executive Vice President, Investments
                                                         (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                         Director/Trustee and President, Phoenix Funds (1989-present).
                                                         Trustee and President, Phoenix-Aberdeen Series Fund and Phoenix
                                                         Duff & Phelps Institutional Mutual Funds (1996-present).
                                                         Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                         (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                         Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                         (1999-present) and Phoenix-Engemann Funds (2000-present).
                                                         Director (1983-present) and Chairman (1995-present), Phoenix
                                                         Investment Counsel, Inc. Director (1984-present) and President
                                                         (1990-1999), Phoenix Equity Planning Corporation. Chairman and
                                                         Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                         (1999-present). Director, PXRE Corporation (Delaware)
                                                         (1985-present) and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity Company
                                                         (1996-present). Director and Executive Vice President, PHL
                                                         Variable Insurance Company (1995-present). Director, Phoenix
                                                         Charter Oak Trust Company (1996-present). Director and Vice
                                                         President, PM Holdings, Inc. (1985-present). Director
                                                         (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                         Inc. Director, PHL Associates, Inc. (1995-present).
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
Everett L. Morris (72)                Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                           Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
------------------------------------- ------------------ -----------------------------------------------------------------
*James M. Oates (54)                  Trustee            Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                       Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                        (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                              (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                         Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Suite 950                                               Institutional Mutual Funds (1996-present) and Phoenix-Seneca
 Boston, MA 02109                                        Funds (2000-present). Director, AIB Govett Funds
                                                         (1991-present), Investors Financial Service Corporation
                                                         (1995-present), Investors Bank & Trust Corporation
                                                         (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                         Financial (1996-present), Command Systems, Inc. (1998-present),
                                                         Connecticut River Bancorp (1998-present) and Endowment for
                                                         Health (1999-present). Vice Chairman, Massachusetts
                                                         Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                         Shield of New Hampshire (1994-1999).
------------------------------------- ------------------ -----------------------------------------------------------------
Herbert Roth, Jr. (71)                Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Sherborn, MA 01770                                       Funds (2000-present). Director, Boston Edison Company
                                                         (1978-present), Landauer, Inc. (medical services)
                                                         (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                         (1987-present), and Mark IV Industries (diversified
                                                         manufacturer) (1985-present). Member, Directors Advisory
                                                         Council, Phoenix Home Life Mutual Insurance Company
                                                         (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                         Company (1972-1998).
------------------------------------- ------------------ -----------------------------------------------------------------
Richard E. Segerson (54)              Trustee            Managing Director, Northway Management Company (1998-present).
102 Valley Road                                          Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Managing Director, Mullin Associates
                                                         (1993-1998).
------------------------------------- ------------------ -----------------------------------------------------------------
Lowell P. Weicker, Jr. (69)           Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Greenwich, CT 06830                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                         Inc. (1995-present), Burroughs Wellcome Fund (1996-present) and
                                                         Compuware (1996-present). Visiting Professor, University of
                                                         Virginia (1997-present). Director, Duty Free International,
                                                         Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                         Governor of the State of Connecticut (1991-1995).
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
Michael E. Haylon (42)                Executive          Director and Executive Vice President, Investments, Phoenix
                                      Vice               Investment Partners, Ltd. (1995-present). Director
                                      President          (1994-present), President (1995-present), Executive Vice
                                                         President (1994-1995), Vice President (1991-1994), Phoenix
                                                         Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                         Corporation (1995-present). Executive Vice President, Phoenix
                                                         Funds (1993-present), Phoenix-Aberdeen Series Fund
                                                         (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                         Executive Vice President (1997-present), Vice President
                                                         (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                         Senior Vice President, Securities Investments, Phoenix Home
                                                         Life Mutual Insurance Company (1993-1995).
------------------------------------- ------------------ -----------------------------------------------------------------
John F. Sharry (47)                   Executive Vice     President, Retail Division (1999-present), Executive Vice
                                      President          President, Retail Division (1997-1999), Phoenix Investment
                                                         Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                         Equity Planning Corporation (1995-present). Executive Vice
                                                         President, Phoenix Funds and Phoenix-Aberdeen Series Funds
                                                         (1998-present). Managing Director, Director and National Sales
                                                         Manager, Putnam Mutual Funds (until 1995).
------------------------------------- ------------------ -----------------------------------------------------------------
Roger Engemann (59)                   Senior Vice        President and Director (1969-present), Roger Engemann &
600 North Rosemead Blvd.              President          Associates, Inc. Senior Vice President, Phoenix Series Fund,
Pasadena, CA 91107                                       Phoenix Strategic Equity Series Fund (1998-present). Vice
                                                         President, Phoenix Investment Counsel, Inc. (1998-present).
                                                         Chairman, Owner (1996-present), Pasadena National Trust
                                                         Company. Chairman, President and Director (1988-present),
                                                         Pasadena Capital Corporation. Chairman of the Board, President
                                                         and Trustee (1986-present), Phoenix-Engemann Funds. Chairman,
                                                         President and Director, Roger Engemann Management Co.,
                                                         (1985-present).
------------------------------------- ------------------ -----------------------------------------------------------------
James D. Wehr (43)                    Senior Vice        Senior Vice President, (1998-present), managing Director, Fixed
                                      President          Income, (1996-present), Vice President (1991-1996), Phoenix
                                                         Investment Counsel, Inc. Senior Vice President (1997-present),
                                                         Vice President (1988-1997), Phoenix Multi-Portfolio Fund;
                                                         Senior Vice President (1997-present), Vice President
                                                         (1990-1997), Phoenix Series Fund; Senior Vice President
                                                         (1997-present), Vice President (1991-1997), Phoenix Edge Series
                                                         Fund; Senior Vice President (1997-present), Vice President
                                                         (1993-1997), Phoenix-Goodwin California Tax-Exempt Bonds, Inc.;
                                                         Senior Vice President (1997-present), Vice President
                                                         (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                         Senior Vice President, Phoenix-Goodwin Multi-Sector Fixed
                                                         Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond
                                                         Fund, Phoenix-Oakhurst Income and Growth Fund and
                                                         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
                                                         (1997-present). Senior Vice President and Chief Investment
                                                         Officer, Duff & Phelps Utilities Tax-Free Income, Inc.
                                                         (1997-present). Managing Director, Public Fixed Income, Phoenix
                                                         Home Life Mutual Insurance Company (1991-1995).
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
David L. Albrycht (38)                Vice President     Managing Director, Fixed Income (1996-present) and Vice
                                                         President (1995-1996), Phoenix Investment Counsel, Inc. Vice
                                                         President, Phoenix-Goodwin Multi-Portfolio Fund (1993-present),
                                                         Phoenix-Goodwin Multi-Sector Short Term Bond Fund
                                                         (1993-present), Phoenix--Goodwin Multi-Sector Fixed Income Fund,
                                                         Inc. (1994-present, The Phoenix Edge Series Fund (1997-present)
                                                         and Phoenix Series Fund (1997-present). Portfolio Manager,
                                                         Phoenix Home Life Mutual Insurance Company (1995-1996).
------------------------------------- ------------------ -----------------------------------------------------------------
Malcolm Axon (41)                     Vice President     Chief Financial Officer and Secretary (1995-present),
600 North Rosemead Blvd.                                 Controller (1991-1995), Roger Engemann & Associates, Inc. Chief
Pasadena, CA 91107                                       Financial Officer and Secretary, Roger Engemann Management Co.
                                                         Inc. (1995-present) and Pasadena Capital Corporation
                                                         (1995-present).
------------------------------------- ------------------ -----------------------------------------------------------------
Steven L. Colton (40)                 Vice President     Managing Director, Value Equities, Phoenix Investment Counsel,
                                                         Inc. (1997-present). Ice President, The Phoenix Edge Series
                                                         Fund, Phoenix Series Fund, Phoenix Equity Series Fund
                                                         (1997-present). Vice President, Phoenix-Oakhurst Income &
                                                         Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund,
                                                         Inc. (1998-present). Vice President/Senior Portfolio Manger,
                                                         American Century Investment Management (1987-1997). Portfolio
                                                         Manager, American Century/Benham Income and Growth Fund
                                                         (1991-1997), American Century/Benham Equity Growth Fund
                                                         (1991-1996) and American Century/Benham Utilities Income Fund
                                                         (1993-1997).
------------------------------------- ------------------ -----------------------------------------------------------------
Robert S. Driessen (52)               Vice President     Vice President and Compliance Officer, Phoenix Investment
                                      and Assistant      Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                      Secretary          Inc. (1999-present). Vice President, Phoenix Funds,
                                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present) and Phoenix-Seneca
                                                         Funds (2000-present). Compliance Officer (2000-present) and
                                                         Associate Compliance Officer (1999), PXP Securities
                                                         Corporation. Vice President, Risk Management Liaison, Bank of
                                                         America (1996-1999). Vice President, Securities Compliance, The
                                                         Prudential Insurance Company of America (1993-1996). Branch
                                                         Chief/Financial Analyst, Securities and Exchange Commission,
                                                         Division of Investment Management (1972-1993).
------------------------------------- ------------------ -----------------------------------------------------------------
Christopher J. Kelleher (44)          Vice President     Managing Director, Fixed Income (1996-present), Vice President
                                                         (1991-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                         Phoenix Series Fund (1989-present), The Phoenix Edge Series
                                                         Fund (1989-present), Phoenix Duff & Phelps Institutional Mutual
                                                         Funds (1996-present), Phoenix-Oakhurst Income & Growth Fund
                                                         (1998-present) and Phoenix-Oakhurst Strategic Allocation Fund
                                                         (1998-present) and Phoenix-Oakhurst Strategic Allocation Fund
                                                         (1998-present). Portfolio Manager, Public Bonds, Phoenix Home
                                                         Life Insurance Company (1991-1995).
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
James E. Mair (58)                    Vice President     Executive Vice President (1994-present) and Senior Vice
600 North Rosemead Blvd.                                 President (1983-1994), Roger Engemann & Associates, Inc. Vice
Pasadena, CA 91107                                       President, Phoenix Series Fund (1998-present). Managing
                                                         Director, Equities, Phoenix Investment Counsel, Inc.
                                                         (1998-present). Executive Vice President (1994-present) and
                                                         Security Analyst (1983-1994), Roger Engemann Management Co.,
                                                         Inc. Executive Vice President and Director (1994-present),
                                                         Pasadena Capital Corporation. Director (1989-present), Pasadena
                                                         National Trust Company.
------------------------------------- ------------------ -----------------------------------------------------------------
William R. Moyer (55)                 Vice President     Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                                  (1999-present), Senior Vice President and Chief Financial
P.O. Box 2200                                            Officer (1995-1999), Phoenix Investment Partners, Ltd.
Enfield, CT 06083-2200                                   (1995-present). Senior Vice President (1990-present), Chief
                                                         Financial Officer (1996-present), Finance (until 1996), and
                                                         Treasurer (1998-present and 1994-1996), Phoenix Equity Planning
                                                         Corporation. Director (1998-present), Senior Vice President
                                                         (1990-present), Chief Financial Officer (1996-present) and
                                                         Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                         Treasurer (1999-present), Vice President and Chief Financial
                                                         Officer, Duff & Phelps Investment Management Co. (1996-1999).
                                                         Vice President, Phoenix Funds (1990-present), Phoenix Duff &
                                                         Phelps Institutional Mutual Funds (1996-present) and Phoenix
                                                         Aberdeen Series Fund (1996-present). Executive Vice President
                                                         Phoenix-Seneca Funds (2000-present). Vice President, Investment
                                                         Products Finance, Phoenix Home Life Mutual Insurance Company
                                                         (1990-1995). Senior Vice President, Chief Financial Officer,
                                                         W.S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                         Advisers, Inc. (1993-1995).
------------------------------------- ------------------ -----------------------------------------------------------------
Timothy P. Norman (45)                Vice President     Managing Director, Fixed Income, Phoenix Investment Counsel,
                                                         Inc. (1998-present). Vice President, Phoenix Series Fund
                                                         (1998-present). Executive Vice President (1995-present), Senior
                                                         Vice President (1993-1995), Duff & Phelps Investment Management
                                                         Co.
------------------------------------- ------------------ -----------------------------------------------------------------
Christopher J. Saner (39)             Vice President     Managing Director, Fixed Income, Phoenix Investment Counsel,
                                                         Inc. (1997-present). Vice President, Phoenix Series Fund
                                                         (1998-present). Executive Vice President (1995-present), Senior
                                                         Vice President (1993-1995), Duff & Phelps Investment Management
                                                         Co.
------------------------------------- ------------------ -----------------------------------------------------------------
Julie L. Sapia (42)                   Vice President     Director, Money Market Trading (1997-present), Head Money
                                                         Market Trader (1997), Money Market Trader (1995-1997), Phoenix
                                                         Investment Counsel, Inc. Vice President, The Phoenix Edge
                                                         Series Fund, Phoenix Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds and Phoenix-Aberdeen Series Fund
                                                         (1997-present). Various positions with Phoenix Home Life Mutual
                                                         Insurance Company (1985-present).
------------------------------------- ------------------ -----------------------------------------------------------------
Andrew Szabo (35)                     Vice President     Managing Director, Fixed Income, Phoenix Investment Counsel,
                                                         Inc. (1997-present). Vice President, Phoenix Series Fund
                                                         (1998-present) and Phoenix Duff & Phelps Institutional Mutual
                                                         Funds (1998-present).
------------------------------------- ------------------ -----------------------------------------------------------------

------------------------------------- ------------------ -----------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
------------------------------------- ------------------ -----------------------------------------------------------------
John S. Tilson (56)                   Vice President     Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                       (1983-1994), Roger Engemann & Associates, Inc. Director
Pasadena, CA 91107-2138                                  (1990-present), Executive Vice President (1994-present), Senior
                                                         Vice President (1990-1994), Pasadena Capital Corporation. Chief
                                                         Financial Officer and Secretary, Phoenix-Engemann Funds
                                                         (1988-present). Executive Vice President (1994-present),
                                                         Security Analyst (1983-1994), Roger Engemann Management Co.,
                                                         Inc. Managing Director, Equities, Phoenix Investment Counsel,
                                                         Inc. (1998-present). Vice President, The Phoenix Edge Series
                                                         Fund and Phoenix Series Fund (1998-present).
------------------------------------- ------------------ -----------------------------------------------------------------
G. Jeffrey Bohne (52)                 Secretary          Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                        Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                     Operations (1993-1996), Senior Vice President (1999-present),
                                                         Vice President (1996-1999), Mutual Fund Customer Service, Phoenix
                                                         Equity Planning Corporation. Secretary/Clerk, Phoenix Funds
                                                         (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                         (1996-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present). Vice President, Home Life of
                                                         New York Insurance Company (1984-1992).

------------------------------------- ------------------ -----------------------------------------------------------------
Nancy G. Curtiss (47)                 Treasurer          Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                                         Series Fund (1996-present) and Phoenix-Seneca Funds
                                                         (2000-present). Vice President, Fund Accounting (1994-2000) and
                                                         Treasurer (1996-2000), Phoenix Equity Planning Corporation.
                                                         Second Vice President and Treasurer, Fund Accounting, Phoenix
                                                         Home Life Mutual Insurance Company (1994-1995). Various
                                                         positions with Phoenix Home Life Insurance Company (1987-1994).
------------------------------------- ------------------ -----------------------------------------------------------------

     For services rendered to the Fund for the fiscal year ended October 31, 1999, the Trustees received aggregate remuneration of $91,463. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Costs are allocated equally to each of the series and funds within the fund complex. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS

     The Board of Trustees has an Audit Committee and a Nominating Committee. The Audit Committee of the Trust consists of four of the Trustees who are not interested persons of the Trust (i.e., the "Independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of

Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended October 31, 1999.

     The Nominating Committee consists of four Trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended October 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr., and Herbert Roth Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Trust.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

     The Board of Trustees held five meetings during the fiscal year ended October 31, 1999. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

     For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                  TOTAL COMPENSATION FROM
                                     AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL   TRUST AND TRUST COMPLEX
                                    COMPENSATION      BENEFITS ACCRUED AS       BENEFITS UPON       (37 TRUSTS) PAID TO
NAME                                 FROM TRUST     PART OF TRUST EXPENSES       RETIREMENT               TRUSTEES
----                                 ----------     ----------------------       ----------               --------

Robert Chesek                        $ 8,663                                                               $63,750
E. Virgil Conway(1)                  $11,250                                                               $83,250
Harry Dalzell-Payne(1)               $10,163                                                               $95,000
Francis E. Jeffries                  $ 8,250*                                                              $61,000
Leroy Keith, Jr.                     $ 8,663             None for any           None for any               $63,750
Philip R. McLoughlin(1)              $     0                Trustee                Trustee                 $     0
Everett L. Morris(1)                 $ 7,500*                                                              $58,000
James M. Oates(1)                    $ 9,750                                                               $72,250
Herbert Roth, Jr.(1)                 $ 8,100                                                               $60,750
Richard E. Segerson                  $ 9,750*                                                              $72,000
Lowell Weicker, Jr.                  $ 9,375                                                               $68,500

------------------
     *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

     (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
               TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS APPROVE
                           THE PLAN OF REORGANIZATION.

    PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-21)

      If all of the proposals are approved by each Fund, each Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Funds will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Phoenix does not presently anticipate that the use of different investment restrictions resulting from amending or eliminating each of the current fundamental investment restrictions as described in the proposals below will have any material impact on the investment techniques employed. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 2-21 below.

                                   PROPOSAL 2

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                       THE FUNDS REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to each Fund provides that the Fund may not:

         "Purchase for any Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or
         (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The percentage limitations in the current diversification restriction apply to all of each Fund's assets. The proposed restriction is based upon the definition of a "diversified company" under the 1940 Act. The proposed percentage limitations will apply to only 75% of the assets of each Fund. Consequently, under the proposed restriction, 25% of each Fund's assets are in a basket that is excluded from the limitations. As a result, under the current restriction, no Fund may invest more than 5% of its assets in a single issuer. In contrast, under the proposed restriction, each of the Funds other than the Money Market Fund would be able to invest up to 25% of its assets in a single issuer. The Money Market Fund is subject to the stricter diversification requirements of Rule 2a-7 under the 1940 Act. Under Rule 2a-7 the Money Market Fund may invest up to 25% of its assets in "first tier" securities, but only for up to three business days.

     The current diversification restriction provides that the 10% limitation on ownership of the outstanding securities of any class of an issuer applies both to each Fund individually and to the Funds in the aggregate. The 10% limitation applicable to the Funds under the proposed restriction will apply to securities held by a single Fund.

     For the reasons stated above, each Fund would be permitted to invest in a smaller number of issuers than such Fund is currently permitted to invest in. If a Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Fund's share price. Thus, the Funds could be exposed to increased volatility to the extent they invest in a smaller number of issuers.

                                   PROPOSAL 3

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                        THE FUNDS REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding concentration. The current fundamental investment restriction regarding industry concentration applicable to each Fund provides that the Fund may not:

         "Concentrate the portfolio investments of any Fund in any one industry. To comply with this restriction, no security may be purchased for a Fund if such purchase would cause the value of the aggregate investment of such Fund in any one industry to exceed 25% of that Fund's total assets (taken at market value). However, the Money Market Fund may invest more than 25% of its assets in the domestic banking industry."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for each Fund:

         "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks."

     Each Fund has an investment restriction which prohibits the Fund from concentrating its investments in any one industry. Under the proposed restriction applicable to each Fund, the Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). The proposed restriction clarifies that the Money Market Fund may reserve freedom of action to invest more than 25% of its assets in instruments issued by domestic banks. The SEC staff has taken the position that United States branches of foreign banks may be considered domestic banks if they are subject to the same regulations as United States banks. Under certain circumstances, foreign branches of U.S. banks can also be treated as domestic banks.

                                   PROPOSAL 4

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                          THE FUNDS REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of each Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing applicable to each Fund provides that the Fund may not:

         "Borrow money, except that the Trust may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 25% of the value of the total assets (taken at market value and including any borrowings) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. With the exception of the Aggressive Growth Fund, no Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund (except the Aggressive Growth Fund) whose shares are offered by the Trust."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     Under the current restriction, no Fund except the Aggressive Growth Fund may borrow money for investment purposes unless such borrowing is authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter. To date no such authorization has been given for any Fund other than Aggressive Growth Fund. In addition, even if so authorized, no Fund other than the Aggressive Growth Fund may purchase portfolio securities while borrowings exceed 5% of the Fund's assets. The Aggressive Growth Fund has been authorized to borrow for investment purposes and is not subject to the 5% limitation. The proposed restriction gives each Fund greater flexibility to borrow money in that the Funds are not required to obtain authorization from the Trustees or shareholders in order to borrow money. Under the proposed restriction, each Fund may borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; each Fund may borrow up to 10% of total assets for temporary administrative purposes and up to 25% of total assets for investment purposes. Any borrowing would exaggerate the effect on a Fund's net asset value resulting from any increase or decrease in the market price of securities in such Fund's portfolio and, therefore, may increase the volatility of the Funds under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed borrowing restrictions are based upon the limitations currently imposed on mutual funds by the 1940 Act.

                                   PROPOSAL 5

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
              THE FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities applicable to each Fund provides that the Fund may not:

         "Issue senior securities as defined in the Investment Company Act of 1940, except to the extent that it is permissible to (a) borrow monthly from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency contracts and options thereon as described in the Trust's Prospectus and Statement of Additional Information."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     Each Fund is currently not permitted to issue senior securities, except to the extent permitted by its investment restrictions regarding borrowing and certain foreign currency transactions. Under the proposed restriction, the Fund will be prohibited from issuing senior securities in violation of the 1940 Act but may engage in activities permitted by SEC exemptive orders or staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The restriction clarifies that each Fund is allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the proposed restriction will provide each Fund with greater flexibility to issue senior securities, each Fund may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, each Fund could experience increased risks due to the effects of leveraging.

                                   PROPOSAL 6

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                          FUNDS REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting applicable to each Fund provides that the Fund may not:

         "Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Phoenix believes the proposed restriction applicable to underwriting is substantially similar to the current restriction.

                                   PROPOSAL 7

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate applicable to each Fund provides that the Fund may not:

         "Make investments in real estate . . ., although (i) the Trust may purchase securities of issuers which deal in real estate . . . and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts . . ."

     If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Under the current restriction, the Funds may not make investments in real estate, except for the purchase of securities of issuers that deal in real estate or the purchase of securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts. The proposed restriction would also permit the Funds to acquire or lease office space for their own use, although it is not anticipated that the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur. Although the Money Market Fund would be prohibited by the 1940 Act from investing in equity securities, it is possible that the Money Market Fund might acquire debt securities of real estate investment trusts if they met all of the Money Market Fund's other investment criteria.

                                   PROPOSAL 8

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in commodities. The current fundamental investment restriction regarding commodities applicable to each Fund provides that the Fund may not:

          "Make investments in . . . commodities or commodity contracts, although . . . any Fund (excluding the Money Market Fund and the [Core] Bond Fund) may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Fund's total assets.

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The current restriction permits each Fund except the Core Bond Fund and the Money Market Fund to invest in financial futures contracts and related options provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options do not exceed 2% of the Fund's total assets. The proposed restriction permits each of the Funds, including the Core Bond Fund and the Money Market Fund to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. The proposed restriction does not impose percentage limitations and applies to futures transactions for both hedging and non-hedging purposes. However, the ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Funds would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.

                                   PROPOSAL 9

      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                                REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending applicable to each Fund provides that the Fund may not:

         "Make cash loans, except that the Trust may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 10% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, a Fund is prohibited from lending money, except in connection with the acquisition of bonds, debentures or similar obligations and entering into repurchase agreements. The proposed lending restriction offers greater flexibility in that a Fund is permitted to engage in a broader scope of lending activities. If the proposed lending restriction and Proposal 20 (the proposal to eliminate the current investment restriction on securities lending) are both adopted, a Fund would be permitted to engage in securities lending to the extent permitted by current SEC policy. The staff of the SEC currently limits loans of fund securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction the Funds would be able to take advantage of that increased flexibility. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Funds. If the proposed lending restriction is adopted but Proposal 20 is not adopted, the current securities lending restriction that limits the value of securities loans to 25% of the Fund's assets would continue to apply.

     The proposed restriction would also eliminate the percentage limitation on investments in repurchase agreements maturing in more than seven days and the requirement that debt obligations must be customarily purchased by institutional investors. The proposed lending restriction would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program. The proposed restriction also does not contain a percentage limitation regarding repurchase agreements.

                                   PROPOSAL 10

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                        THE FUNDS REGARDING JOINT TRADING

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding joint trading. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Participate in a joint or joint and several trading account in securities."

     If Proposal 10 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 11

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                     THE FUNDS REGARDING PLEDGING OF ASSETS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding pledging of assets. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowing made pursuant to the [borrowing restriction]."

     If Proposal 11 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 12

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                         THE FUNDS REGARDING SHORT SALES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding short sales. The current fundamental investment restriction applicable to each Fund provides that the Fund may not make short sales of securities or maintain a short position.

     If Proposal 12 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Money Market Fund is currently prohibited under the 1940 Act from selling securities short.

                                   PROPOSAL 13

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE FUNDS REGARDING THE PURCHASE OF SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding purchasing securities on margin. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities."

     If Proposal 13 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 14

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING OFFICER OR TRUSTEE OWNERSHIP OF SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in any issuer whose securities are owned by an officer or trustee. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares."

     If Proposal 14 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 15

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
  THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of other investment companies. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities of any other investment company except in the open market at customary brokers' commission rates or as a part of a plan of merger or consolidation."

     If Proposal 15 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, each Fund would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act.

                                   PROPOSAL 16

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
          THE FUNDS REGARDING INVESTING IN COMPANIES FOR THE PURPOSE OF
                        EXERCISING MANAGEMENT OR CONTROL

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in companies for the purpose of exercising management or control. The current fundamental investment restriction applicable to each Fund provides that the Fund may not purchase securities of companies for the purpose of exercising management or control.

     If Proposal 16 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Money Market Fund would generally be prohibited under the 1940 Act from investing in companies for the purpose of exercising control.

                                   PROPOSAL 17

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
    THE FUNDS REGARDING INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR
                              DEVELOPMENT PROGRAMS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in oil, gas or other mineral exploration or development programs. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in oil, gas or other mineral exploration or development programs, although the Trust may purchase securities of issuers which engage in whole or in part in such activities."

     If Proposal 17 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Money Market Fund would generally be prohibited under the 1940 Act from acquiring oil, gas or other mineral exploration interests.

                                   PROPOSAL 18

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
     THE FUNDS REGARDING INVESTING IN AND WRITING PUTS, CALLS, AND STRADDLES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction prohibiting investing in puts, calls or straddles. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in puts, calls, straddles and any combination thereof, except that any Fund (excluding the Money Market Fund and the Bond Fund) may
         (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices."

     If Proposal 18 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Money Market Fund would generally be prohibited under the 1940 Act from writing or purchasing puts, calls, straddles and combinations thereof.

                                   PROPOSAL 19

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
             THE FUNDS REGARDING THE PURCHASE OF ILLIQUID SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of illiquid securities. The current fundamental investment restriction applicable to each Fund provides that the Fund may:

         "Purchase illiquid securities including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid provided such securities will not constitute more than 15% (or 10% in the case of the Money Market Fund) of each Fund's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant."

     If Proposal 19 is approved, this restriction will be eliminated. If the current restriction is eliminated, a Fund's ability to invest in illiquid securities would still be subject to applicable regulatory limitations. The SEC's current policy is that funds that are not money market funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a fund has valued them. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, the Money Market Fund would remain subject to a 10% limitation on investments in illiquid securities under the 1940 Act.

                                   PROPOSAL 20

    TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS
                          REGARDING SECURITIES LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding securities lending. The current fundamental investment restriction regarding securities lending applicable to each Fund provides that the Fund may not:

         "Make securities loans, except that the Trust may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund."

     If Proposal 20 is approved, this restriction will be eliminated. The proposed restriction regarding securities lending discussed in Proposal 9 above would allow the Funds to make securities loans.

                                   PROPOSAL 21

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF UNSEASONED ISSUERS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding purchases of securities of unseasoned issuers. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase for any Fund securities of any issuer which together with predecessors has a record of less than three years' continuous operation, if as a result more than 5% of the total net assets (taken at market value) of such Fund would then be invested in such securities."

     If Proposal 21 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

   THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT
                     THE SHAREHOLDERS APPROVE PROPOSALS 2-21

                            PROPOSALS 22(A) AND 22(B)

                 (PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND ONLY)

       Proposal 22(a): Approval of an amendment to the Investment Advisory
             Agreement for Phoenix-Engemann Aggressive Growth Fund

     Proposal 22(b): Approval of an amendment to the Investment Subadvisory
             Agreement for Phoenix-Engemann Aggressive Growth Fund

OVERVIEW

     Under Proposal 22(a), shareholders of the Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth") are being asked to approve an amendment to the existing investment advisory agreement that increases the rate at which investment advisory fees are payable by Aggressive Growth to Phoenix. Under Proposal 22(b) shareholders of Aggressive Growth are being asked to approve an amendment to the existing subadvisory agreement between Phoenix and Engemann that increases the rate at which subadvisory fees are paid by Phoenix to Engemann. In effect, Proposal 22(b) would allocate to Engemann the amount of the increase in the investment advisory fee contemplated by Proposal 22(a) under circumstances in which Aggressive Growth's net assets are below $1 billion.

     Phoenix has served as the investment adviser of Aggressive Growth since December 1975. Until June 30, 1998, Phoenix provided all portfolio management and advisory services to Aggressive Growth. Since June 1998, following Phoenix' acquisition of Pasadena Capital Corporation ("PCC"), parent of Engemann, portfolio management services have been provided by Engemann pursuant to a subadvisory agreement between Phoenix and Engemann. The existing subadvisory agreement was entered into in order to take advantage of Engemann's expertise and performance in the equity growth sector and to garner the benefits of Engemann's classic growth approach to stock selection.

     At the time Engemann became subadviser, no change was made in the advisory fees paid by Aggressive Growth to Phoenix. Since 1994, Phoenix has received advisory fees from Aggressive Growth at the following rates:

                ------------------------------------------- ---------------------------------------------
                AVERAGE DAILY NET ASSETS                                CURRENT ADVISORY FEE
                ------------------------------------------- ---------------------------------------------
                1st billion                                                    0.70%
                ------------------------------------------- ---------------------------------------------
                $1 to $2 billion                                               0.65%
                ------------------------------------------- ---------------------------------------------
                More than $2 billion                                           0.60%
                ------------------------------------------- ---------------------------------------------

     If Proposal 22(a) is approved, the fee under the amended advisory agreement would be as follows:

                ------------------------------------------- ---------------------------------------------
                AVERAGE DAILY NET ASSETS                               PROPOSED ADVISORY FEE
                ------------------------------------------- ---------------------------------------------
                1st $50 million                                                0.90%
                ------------------------------------------- ---------------------------------------------
                $50 to $500 million                                            0.80%
                ------------------------------------------- ---------------------------------------------
                More than $500 million                                         0.70%
                ------------------------------------------- ---------------------------------------------

     The investment advisory fee is accrued daily against the value of Aggressive Growth's net assets and paid monthly.

     Shareholders of Aggressive Growth are also being asked to approve an amendment to the subadvisory agreement for Aggressive Growth in Proposal 22(b) that increases the subadvisory fee payable by Phoenix to Engemann. Pursuant to the existing subadvisory agreement with Phoenix, Engemann is compensated by Phoenix at the following rates:

                ------------------------------------------- ---------------------------------------------
                AVERAGE DAILY NET ASSETS                              CURRENT SUBADVISORY FEE
                ------------------------------------------- ---------------------------------------------
                1st $262 million                                               0.20%
                ------------------------------------------- ---------------------------------------------
                $262 million to $1 billion                                     0.35%
                ------------------------------------------- ---------------------------------------------
                $1 to $2 billion                                               0.325%
                ------------------------------------------- ---------------------------------------------
                More than $2 billion                                           0.30%
                ------------------------------------------- ---------------------------------------------

     If Proposal 22(b) is approved, the fee schedule under the amended subadvisory agreement would be as follows:

                ------------------------------------------- ---------------------------------------------
                AVERAGE DAILY NET ASSETS                              PROPOSED SUBADVISORY FEE
                ------------------------------------------- ---------------------------------------------
                1st $50 million                                                0.40%
                ------------------------------------------- ---------------------------------------------
                $50 to $262 million                                            0.30%
                ------------------------------------------- ---------------------------------------------
                $262 to $500 million                                           0.45%
                ------------------------------------------- ---------------------------------------------
                More than $500 million                                         0.35%
                ------------------------------------------- ---------------------------------------------

REASONS FOR THE PROPOSED INCREASE IN ADVISORY AND SUBADVISORY FEES

     Management believes that it is appropriate to increase the advisory fees charged to Aggressive Growth in order to fairly reflect the services performed for Aggressive Growth, in view of the Fund's historical performance and current market conditions, and to align Aggressive Growth with other comparable funds, including funds managed directly by Engemann.

     Strong Performance. Phoenix believes the proposed increase in the advisory and subadvisory fees is justified in part by Aggressive Growth's strong historical performance since Engemann assumed its duties as subadviser. Engemann has served as subadviser for approximately two years. During the two-year period ending June 30, 2000 that Engemann has been serving as subadviser, Aggressive Growth has outpaced its current benchmark index, the Russell 2000 Growth Index and the average performance of the funds in its Lipper category, Lipper Multi-Cap Growth.

                             AVERAGE ANNUAL TOTAL RETURN PERFORMANCE FOR PERIOD ENDED 6/30/00

--------------------------------------------- ------------------ ------------ ------------- ------------- -------------
                                                 ENGEMANN AS
                                                 SUBADVISER
                                               6/30/98-6/30/00     1 YEAR        3 YEAR        5 YEAR       10 YEAR
--------------------------------------------- ------------------ ------------ ------------- ------------- -------------
Aggressive Growth Class A Shares(1)                  49.6%           64.0%        42.7%         33.3%         21.6%
--------------------------------------------- ------------------ ------------ ------------- ------------- -------------
Russell 2000 Growth Index(2)                         17.9%           28.4%        16.6%         15.8%         13.3%
--------------------------------------------- ------------------ ------------ ------------- ------------- -------------
Lipper Multi-Cap Growth Average(3)                   33.7%           45.5%        30.2%         26.0%         18.7%
--------------------------------------------- ------------------ ------------ ------------- ------------- -------------

(1) Aggressive Growth's average annual returns in the table do not reflect the deduction of any sales charge for an investment in Class A shares.

(2) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small capitalization, growth-oriented stocks.

(3) The Lipper Multi-Cap Growth category includes funds that invest in a variety of market capitalization ranges and normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index.

    Below Average Advisory Fee. Phoenix also believes the proposed fee increases are reasonable and appropriate in light of the fees and expenses paid by other comparable funds. Aggressive Growth pays Phoenix an advisory fee that is lower than the average fee paid by comparable funds. Under the existing agreement, Aggressive Growth pays Phoenix an investment advisory fee at an annual rate of 0.70% of average daily net assets with respect to net assets of $1 billion or less. As of June 30, 2000, the average annual advisory fee paid by Lipper Multi-Cap Growth funds is 0.73% of average daily net assets and the average annual advisory fee paid by Morningstar Mid-Cap Growth funds is 0.78% of average daily net assets.

     If the proposed agreement is approved, Aggressive Growth would pay Phoenix a fee that, at the Fund's size as of June 30, 2000, would be 0.80% of average daily assets. Since Engemann assumed its duties as subadviser, Aggressive Growth has grown from $286.1 million to $684.4 million as of June 30, 2000. If the Fund continues to grow, the effective fee paid by shareholders would decline as a result of proposed fee breakpoints.

     In proposing the fee increases, Phoenix also took into account that the rate of Engemann's advisory fees for three funds managed directly by Engemann that have comparable investment objectives and stock selection process to Aggressive Growth are higher than the rate of advisory fees currently payable by Aggressive Growth. Under the proposed fee schedules, two of these funds would have the same advisory fee schedule and one of these funds would have a higher fee schedule. See "Other Funds Managed by Phoenix and Engemann."

     Below Average Expense Ratio. Aggressive Growth's total expense ratio of 1.11% of average daily net assets for Class A Shares as of June 30, 2000 is also below the average expense ratio of funds in its Lipper and Morningstar peer groups.

                  --------------------------------------------- ------------------------------------------
                  Aggressive Growth Class A                                       1.11%
                  --------------------------------------------- ------------------------------------------
                  Lipper Multi-Cap Growth Average                                 1.27%
                  --------------------------------------------- ------------------------------------------
                  Morningstar Mid-Cap Growth Average                              1.42%
                  --------------------------------------------- ------------------------------------------

     Under the proposed fee structure, the resulting estimated expense ratio of 1.21% for Class A Shares would be lower than the average of the total expense ratio of funds in both the Lipper Multi-Cap Growth category and the Morningstar Mid-Cap Growth category.

     Increased Complexity, Competition and Costs. Phoenix also believes the proposed increase is advisable in light of the increased complexity, competition and costs involved in managing a mutual fund focusing on domestic aggressive growth stocks. The complexity arises in part from the growth in the number of issues in the aggressive growth sector, including significant growth in the number of initial public offerings. In addition, the aggressive growth sector is increasingly dominated by companies offering technologically complex products and services. Investing successfully in this sector requires a thorough understanding of the industries in which these companies compete, and the often highly technical factors relating to product or service design and supply and demand. The growth of the sector has in turn led to a significant increase in the number of funds focusing on this market.

     These factors make managing an aggressive growth fund generally more expensive. Engemann uses a bottom up stock selection process and looks for issuers with superior revenue and earnings growth potential, quality management, a competitive advantage and rapidly growing markets. In order to implement this research-intensive process, Engemann must increasingly invest in technology and personnel to analyze individual companies and industry trends in this growing and rapidly changing high-technology-oriented market. The growth in the number of funds has also placed upward pressure on compensation levels for qualified portfolio managers and analysts in this area. To retain and continue to attract high quality professionals, Phoenix and Engemann must remain competitive in their compensation and benefits structure.

     Management believes that the proposed increases to the advisory and subadvisory fees will provide resources to enable Phoenix and Engemann to retain and continue to attract the quality personnel and to provide the technology and systems necessary to maintain and enhance the quality of services provided to Aggressive Growth.

TERMS OF EXISTING AND PROPOSED AGREEMENTS

     At a meeting of the Board of Trustees of the Trust held on August 24, 2000, the Board of Trustees, including all of the Trustees who are not interested persons of Aggressive Growth, Phoenix or Engemann (independent Trustees) approved an amendment to the existing advisory agreement with Phoenix to reflect the proposed increase in the advisory fee. The form of amendment to the existing advisory agreement is attached to this proxy statement as Appendix B. Also attached as Appendix B is a form of advisory agreement that the Board of Trustees of the Delaware Trust expects to approve at its November 2000 meeting. This form of advisory agreement is identical to the current advisory agreement except that the form includes certain non-substantive changes from the existing agreement, including the removal of references to funds that are no longer offered, updates of fund names to reflect prior changes in fund names and the removal of references to the Phoenix-Duff & Phelps Core Bond Fund due to the fact that the Board also intends to approve a stand-alone advisory agreement between the Delaware Trust and Duff & Phelps for the Core Bond Fund that is identical to the form of advisory agreement except that it applies to only the Core Bond Fund.

     At its August 24, 2000 meeting, the Board of Trustees, including the independent Trustees, also approved an amendment to the existing subadvisory agreement between Phoenix and Engemann to reflect the proposed increase in the subadvisory fee. The form of amendment to the existing subadvisory agreement is attached to this proxy statement as Appendix C, together with a copy of the current agreement.

     The following summary of the terms of the proposed agreement is qualified in its entirety by reference to the attached forms of agreements.

TERMS OF ADVISORY AGREEMENT

     The proposed amendment will increase the advisory fees payable by Aggressive Growth to Phoenix. Otherwise the terms of the current agreement and the amended agreement are identical.

     Advisory Services. Under the current and amended advisory agreement, Phoenix is responsible for providing continuously an investment program for Aggressive Growth, consistent with Aggressive Growth's investment objective. The agreement authorizes Phoenix to appoint one or more third parties to perform any of the services that Phoenix is required to perform but does not relieve Phoenix of its duties under the advisory agreement. Under this authority, Phoenix has engaged Engemann as subadviser with responsibility for the day-to-day management of Aggressive Growth's portfolio. Phoenix also manages, supervises and conducts the general business and operations of Aggressive Growth.

     Expenses. All costs and expenses other than those specifically referred to as being borne by Phoenix incurred in the operation of Aggressive Growth are borne by Aggressive Growth. Aggressive Growth pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of each respective Fund of the Trust, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. These expenses include brokerage fees and commissions, fees of trustees who are not full-time employees of Phoenix or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and costs related to notice filings under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The advisory agreement was entered into prior to the enactment of federal legislation in 1996 known as The National Securities Markets Improvement Act of 1996 (NSMIA) that preempted state substantive regulation of mutual funds. The advisory agreement includes a provision that requires Phoenix to reimburse each Fund for the amount by which the total expenses of the Fund exceed the level of expenses the Fund is permitted to bear under the most restrictive expense limitation imposed on mutual funds by any state in which shares of the Fund are qualified. Given that any state laws imposing an expense limitation have been preempted by NSMIA, this expense reimbursement provision is no longer applicable.

     Standard of Care. The investment advisory agreement provides that Phoenix will not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Phoenix in the performance of its duties under the agreement.

     Term; Continuation and Termination. The existing advisory agreement was approved by shareholders on or about November 22, 1993 and was last approved by the Board of Trustees on November 19, 1999. The existing agreement is renewable annually by the vote of a majority of the Board of Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal.

     If approved, the amendment will become effective immediately prior to the closing of the reorganization of the Trust into the Delaware Trust, which is currently scheduled to occur on November 30, 2000. If the reorganization is not approved, the amendment will become effective on December 1, 2000. In any event, if the amendment is approved by shareholders after its scheduled effective date, it will become effective on the first day of the first month following the date of shareholder approval. The advisory agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party (in the case of Aggressive Growth by vote of its Board or by a vote of a majority of the outstanding voting securities of Aggressive Growth), upon 60 days' written notice.

TERMS OF SUBADVISORY AGREEMENT

     Advisory Services. Under the current and amended subadvisory agreement, Engemann is responsible for providing an investment program for Aggressive Growth consistent with the investment objectives, policies and restrictions of Aggressive Growth. Specifically, Engemann is required to determine what investments will be purchased, held, sold or exchanged by Aggressive Growth and what portion, if any, of Aggressive Growth's assets will be held in cash. Engemann also has the authority to select broker-dealers to execute transactions for Aggressive Growth.

     Expenses. Engemann is responsible for its office expenses and the expenses of personnel necessary to perform its responsibilities under the subadvisory agreement.

     Standard of Care. The subadvisory agreement provides that Engemann is not liable for any acts or omissions, except acts or omissions that violate the investment objectives, policies and restrictions applicable to Aggressive Growth or its duties under the subadvisory agreement or that result from Engemann's willful misfeasance, bad faith or gross negligence.

     Term; Continuation and Termination. The existing subadvisory agreement was approved by shareholders of Aggressive Growth on October 7, 1998 and was last approved by the Board of Trustees on November 19, 1999. If approved, the amendment will become effective immediately prior to the closing of the reorganization of the Trust into the Delaware Trust, which is scheduled to occur on November 30, 2000. If the reorganization is not approved, the amendment will become effective on December 1, 2000. If the amendment is approved by shareholders after the scheduled effective date, it will become effective on the first day of the first month following the date of shareholder approval. The existing agreement is renewable annually by the vote of a majority of the Board of Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal.

     The subadvisory agreement may be terminated without penalty by either Phoenix or Engemann upon 60 days' written notice. Under the 1940 Act, the subadvisory agreement may also be terminated without penalty by vote of a majority of the outstanding voting securities of Aggressive Growth upon 60 days' written notice.

COMPARATIVE FEE AND EXPENSE INFORMATION

     Set forth below is a table showing the dollar amount of investment advisory fees paid by Aggressive Growth during the one-year period ended June 30, 2000 under the existing agreements and the dollar amount of fees that would have been paid during this period under the amended agreements. The table also shows the differences (expressed as a percentage of the existing fee and in dollar terms) between the amount that would have been paid under the amended agreement and the amount paid under the existing agreement. At June 30, 2000 Aggressive Growth had net assets of approximately $684.4 million.

---------------------------------- ---------------------- -------------------- -------------------- -------------------
                                                             ADVISORY FEES
                                    ADVISORY FEES PAID       PAYABLE UNDER
                                    UNDER CURRENT FEE        PROPOSED FEE
                                         SCHEDULE              SCHEDULE             INCREASE         PERCENT INCREASE
---------------------------------- ---------------------- -------------------- -------------------- -------------------
Year Ended June 30, 2000               $3,724,164.11         $4,222,925.77         $498,761.66            13.39%
---------------------------------- ---------------------- -------------------- -------------------- -------------------


---------------------------------- ---------------------- -------------------- ------------------- --------------------
                                                           SUBADVISORY FEES
                                     SUBADVISORY FEES       PAYABLE UNDER
                                    PAID UNDER CURRENT      PROPOSED FEE
                                       FEE SCHEDULE            SCHEDULE             INCREASE        PERCENT INCREASE
---------------------------------- ---------------------- -------------------- ------------------- --------------------
Year Ended June 30, 2000               $1,468,658.00         $1,967,844.00        $499,186.00            33.99%
---------------------------------- ---------------------- -------------------- ------------------- --------------------

     Set forth below is a comparative fee table showing the amount of fees and expenses paid by shareholders of Aggressive Growth as a percentage of average daily net assets during the one-year ended June 30, 2000 and the amount of fees and expenses shareholders would have paid if the amendment to the advisory agreement had been in effect for the one-year ended June 30, 2000.

                                                              CLASS A SHARES               CLASS B SHARES
                                                          CURRENT       PROPOSED        CURRENT       PROPOSED

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                            0.70%          0.80%          0.70%         0.80%
Distribution and Service (12b-1) Fees                      0.25%          0.25%          1.00%         1.00%
Other Expenses                                             0.16%          0.16%          0.16%         0.16%

TOTAL ANNUAL FUND OPERATING EXPENSE                        1.11%          1.21%          1.86%         1.96%

     The following example is intended to help you compare the cost of investing in Aggressive Growth under the existing advisory agreement and after giving effect to the fee increase reflected in the proposed amendment. The example assumes that a shareholder invests $10,000 in Aggressive Growth for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that Aggressive Growth's operating expenses remain the same. In the case of Class B shares, it is assumed that the shares are converted to Class A after eight years. Although actual costs may be higher or lower, based on these assumptions the shareholder's costs would be:

                                          1 YEAR            3 YEARS            5 YEARS              10 YEARS

Class A (Current)                          $682              $908               $1,151               $1,849
Class A (Proposed)                         $691              $937               $1,202               $1,957
Class B (Current)                          $589              $785               $1,006               $1,984
Class B (Proposed)                         $599              $815               $1,057               $2,091

     A shareholder would pay the following expenses if the shareholder did not redeem its shares:

                                          1 YEAR            3 YEARS            5 YEARS              10 YEARS

Class B (Current)                          $189              $585               $1,006               $1,984
Class B (Proposed)                         $199              $615               $1,057               $2,091

OTHER FUNDS ADVISED BY PHOENIX AND ENGEMANN

     Phoenix acts as investment adviser for other mutual funds with similar investment objectives to Aggressive Growth. Appendix D lists the name of each of these funds, the net assets of each fund as of June 30, 2000 and the annual rate of compensation (as a percentage of average net assets) payable to Phoenix. Engemann acts as investment adviser and subadviser for other mutual funds with similar investment objectives to Aggressive Growth. Appendix D lists the name of each of these funds, the net assets of each fund as of June 30, 2000 and the annual rate of compensation (as a percentage of average net assets) payable to Engemann.

FACTORS CONSIDERED BY THE TRUSTEES

     In their discussions of the proposed increases in advisory and subadvisory fees, the independent Trustees were advised by their own legal counsel. At their August 24, 2000 meeting, the Trustees discussed the matter prior to approving the proposed amendments. The Trustees approved the proposed advisory fee increases on August 24, 2000.

     In connection with their deliberations, the Trustees requested and were furnished with substantial information to assist in their evaluation. This information included a comparison of Aggressive Growth's present and proposed investment advisory fees and expense ratios with those of other mutual funds in its peer group. This information indicated that Aggressive Growth's present advisory fee and total expense ratio were below the average among mutual funds in its Lipper and Morningstar peer groups. This information also indicated that after giving effect to the proposed fee increase, Aggressive Growth's investment advisory fee would be between the average of the second and third quartiles of the annual advisory fee paid by funds in its Morningstar peer group and by funds in the Lipper peer group and that the projected total expense ratio would be below the average expense ratio of Aggressive Growth's Lipper and Morningstar peer groups and that Phoenix provided information showing that Engemann's advisory fees in effect for three comparable funds managed directly by Engemann are at a higher rate than the fee paid to Phoenix with respect to Aggressive Growth and that under the proposed fee schedules, two of these funds would have the same fee schedule and one of these funds would still have a higher fee schedule than Aggressive Growth.

     Phoenix also provided information comparing Aggressive Growth's investment performance with its benchmark, the Russell 2000 Growth Index, and with competitive mutual funds, which indicated that Aggressive Growth had generally outperformed the benchmark and the average fund in its Lipper and Morningstar peer groups.

     In addition, Phoenix provided, and the Trustees reviewed, information concerning Phoenix's relative contribution margin at the current and proposed fee levels and noted that the current domestic aggressive growth equity market is marked by various factors which tend to increase the costs incurred in managing an aggressive growth fund. These factors include: (i) growing complexity (both in the increasing number of issuers Engemann must follow, including significant growth in the number of initial public offerings, and the highly technical nature of products and services most of these companies provide); (ii) a high level of competition among a growing number of funds in this category for assets, top performance rankings and quality investment personnel; and (iii) steeply rising costs related to the employment of additional quality investment consultants, investments in information technology and the effect of competition on compensation packages necessary to attract and retain quality personnel.

     As a result of their deliberations, and taking into consideration the information provided, the Trustees determined that Phoenix's and Engemann's request for a fee increase was reasonable.

     At the meeting held on August 24, 2000, the Board of Trustees, including all of the independent Trustees, unanimously concluded that the proposed fee increases were fair and reasonable and in the best interests of Aggressive Growth's shareholders, and by a vote cast at the meeting, unanimously approved and voted to recommend to the shareholders of Aggressive Growth that they approve the proposal to adopt the proposed amendments.

OTHER INFORMATION

     Phoenix is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company. Phoenix Home Life's principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of Aggressive Growth's shares and as financial agent of Aggressive Growth. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082. Engemann is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation ("PCC"), which in turn is a wholly-owned subsidiary of PXP.

     The directors of Phoenix are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP and of Equity Planning. Mr. McLoughlin also serves as a director of Phoenix Home Life. Michael E. Haylon, Executive Vice President of the Trust, is President and a director of Phoenix. Philip R. McLoughlin, Trustee and President of the Trust, is a director and Chairman of Phoenix. William R. Moyer, Vice President of the Trust, is a director and Senior Vice President, Chief Financial Officer and Treasurer of Phoenix and a director and Executive Vice President, Chief Financial Officer and Treasurer of Equity Planning. David L. Albrycht, Steven L. Colton, Robert S. Driessen, Roger Engemann, Christopher J. Kelleher, James E. Mair, Timothy P. Norman, Christopher J. Saner, Julie L. Sapia, Andrew Szabo and James D. Wehr, officers of the Trust, are also officers of Phoenix. The address of each of these directors and executive officers is 56 Prospect Street, Hartford, Connecticut 06115-0480.

     Philip R. McLoughlin and James M. Oates are Trustees of the Trust and are also directors of PXP. Michael E. Haylon is an executive officer of the Trust and also a director of PXP. Messrs. McLoughlin and Haylon are also executive officers of PXP. By virtue of these individuals' relationships with the Trust and with PXP, an intermediate parent of Phoenix, under the proxy rules they are deemed to have a material interest in the advisory agreement.

     The director of Engemann is Roger Engemann. Mr. Engemann's principal occupation is that of an executive officer of Engemann. Mr. Engemann is also the director and executive officer of PCC, an executive officer of Phoenix, and a Trustee and executive officer of the Trust. Mr. Engemann's address is 600 North Rosemead Boulevard, Pasadena, California 91107. Each of Messrs. Mair and Tilson is a director and executive officer of PCC and an executive officer of the Trust. Mr. Axon is an executive officer of PCC and of the Trust.

     From the commencement of Aggressive Growth's current fiscal year through June 30, 2000, PXP Securities Corp., a wholly-owned subsidiary of PXP, has received brokerage commissions of $261,858, which represented 75.5% of the total brokerage commissions paid by Aggressive Growth during this period.

     For the fiscal year ended October 31, 1999, Equity Planning's gross commission on sales of shares of Aggressive Growth shares totaled $311,564, of which Equity Planning received net commissions of $82,057 for its services with the balance paid to dealers. For the fiscal year ended October 31, 1999, Aggressive Growth paid Equity Planning $360,758 in Rule 12b-1 fees and paid W.S. Griffith & Co., Inc., an affiliated broker-dealer $109,235 in Rule 12b-1 fees. For its services as administrative agent for the fiscal year ended October 31, 1999, Equity Planning received $254,631 from Aggressive Growth. For its services as transfer agent for the fiscal year ended October 31, 1999, Equity Planning received $164,356 from Aggressive Growth.

REQUIRED VOTE

     Approval of Proposals 22(a) and (b) each require the vote of the lesser of
(i) 67% or more of the eligible votes of Aggressive Growth present, if more than 50% of the eligible votes of Aggressive Growth are present in person or by proxy, or (ii) more than 50% of the eligible votes of Aggressive Growth. Proposals 22(a) and 22(b) must both be approved for the new advisory agreement and subadvisory agreements to take effect. If both proposals are not approved, the existing advisory and subadvisory agreements will remain in effect.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
            THAT THE SHAREHOLDERS APPROVE PROPOSALS 22(A) AND 22(B).

UNDERWRITER AND FINANCIAL AGENT

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the principal executive offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2000, by and between Phoenix Series Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund series (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and Phoenix Series Fund, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund series (collectively, the "Successor Funds" and each individually, a "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective fund series.

     This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

     1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Successor Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of each of the Successor Funds except Phoenix-Duff & Phelps Core Bond Fund, and Phoenix Investment Counsel, Inc. (the "Investment Manager"),
(iii) in the case of the Phoenix-Duff & Phelps Core Bond Fund, approve an Investment Management Agreement between the Successor Trust, on behalf of that fund and Duff & Phelps Investment Management Co., and (iv) in the case of each of the Phoenix-Engemann Aggressive Growth Fund and the Phoenix-Engemann Capital Growth Fund, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Roger Engemann & Associates, Inc., and (v) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.   CLOSING AND CLOSING DATE

     2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

         (i) The Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

         (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

         (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust of the Predecessor Trust, as amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

         (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

         (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

         (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

         (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

         (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.   CONDITIONS PRECEDENT

     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

         (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission

(the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

         (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

         (iii) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

         (iv) all representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

         (v) the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

         (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.   EXPENSES

     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.   ENTIRE AGREEMENT

     The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.   TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.   AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.   NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

     10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ATTEST                                      PHOENIX SERIES FUND, a Massachusetts
                                            business trust


------------------------------------        By:    -----------------------------
Name:                                       Name:
Title:                                      Title:



ATTEST                                      PHOENIX SERIES FUND, a Delaware
                                            business trust


------------------------------------        By:    -----------------------------
Name:                                       Name:
Title:                                      Title:

                                   APPENDIX B

               FORM OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     This Amendment to the January 1, 1994 Investment Advisory Agreement as amended on August 6, 1999, by and between PHOENIX INVESTMENT COUNSEL, INC., a Massachusetts corporation (hereinafter the "Adviser") and PHOENIX SERIES TRUST, a Delaware business trust hereinafter the "Trust") (the "Agreement"), is hereby effective as of _______ day of ________, 2000.

                               W I T N E S S E T H
     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Trust presently consists of six series, the Phoenix-Duff & Phelps Core Bond Fund (formerly the Phoenix U.S. Government Securities Fund Series), Phoenix-Engemann Aggressive Growth Fund (formerly the Phoenix Stock Fund Series), Phoenix-Engemann Capital Growth Fund (formerly the Phoenix Growth Fund Series), Phoenix-Goodwin High Yield Fund (formerly the Phoenix High Yield Fund Series), Phoenix-Goodwin Money Market Fund (formerly the Phoenix Money Market Fund Series) and Phoenix-Oakhurst Balanced Fund (formerly the Phoenix Balanced Fund Series); and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment management services for all series of the Trust except the Phoenix-Duff & Phelps Core Bond Fund; and

     WHEREAS, the Trust, on behalf of the Phoenix-Engemann Aggressive Growth Fund, and the Adviser wish to amend the Investment Advisory Agreement as provided below.

1. NOW, THEREFORE, in consideration of the covenants and the mutual promises contained in the Investment Advisory Agreement, the parties hereto mutually agree that the table under Paragraph 8(a) be amended by deleting the row that begins with the words "Phoenix Stock Fund Series" in its entirety and substituting the following therefor:

SERIES                                           1ST $50 MILLION       NEXT $450 MILLION        $500+ MILLION
------                                           ---------------       -----------------        -------------
Phoenix-Engemann Aggressive Growth Fund               0.90%                  0.80%                 0.70%

2. Except as amended hereby, all of the provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly caused this Amendment to the Investment Advisory Agreement to be executed on this 1st day of__________, 2000.

                  PHOENIX SERIES FUND

                  By:_________________________________________

                  Philip R. McLoughlin, President

                  PHOENIX INVESTMENT COUNSEL, INC.

                  By:__________________________________________

                  Michael E. Haylon, President

                          FORM OF AMENDED AND RESTATED

                               PHOENIX SERIES FUND

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT originally effective as of the 1st day of January, 1994 (the "Contract Date") by and between PHOENIX SERIES FUND (hereinafter called the "Trust"), a Delaware business trust authorized to issue shares of beneficial interest in separate series, and PHOENIX INVESTMENT COUNSEL, INC., a Massachusetts corporation (hereinafter called "the Adviser") is hereby amended and restated as follows:

WITNESSETH THAT:

  1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and to each of the Series of the Trust established and designated by the Trustee on or before the date hereof, namely Phoenix-Oakhurst Balanced Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Engemann Aggressive Growth Fund (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in the Agreement for the compensation herein provided.

  2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

  3. The Adviser shall furnish continuously an investment program for each of the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (collectively, "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

  4. With respect to managing the investment and reinvestment of the Trust's assets, the Adviser shall provide, at its own expense:

     (a) Investment research, advise and supervision;

     (b) An investment program for each Series consistent with its investment objectives;

     (c) Implementation of the investment program for each Series including the purchase and sale of securities;

     (d) Advice and assistance on the general operations of the Trust; and

     (e) Regular report to the Trustees on the implementation of each Series' investment program.

  5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

  6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust for the following:

     (a) Office facilities, including office space, furniture and equipment;

     (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of the Trust's assets (including those required for research, statistical and investment work);

     (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust, for services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel; and

     (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates.

  7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be borne by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser and any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state and other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

  8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

     (a) Within five days after the end of each month, the Trust shall pay the Adviser a fee based on the following annual rates as a percentage of the average aggregate daily net asset values of the Series:

    SERIES                                                  1ST $1 BILLION         $1-2 BILLION          $2+ BILLION
    ------                                                  --------------         ------------          -----------
    Phoenix-Engemann Capital Growth Fund                        0.70%                 0.65%                 0.60%
    Phoenix-Goodwin High Yield Fund                             0.65%                 0.60%                 0.55%
    Phoenix-Oakhurst Balanced Fund                              0.55%                 0.50%                 0.45%
    Phoenix-Goodwin Money Market Fund                           0.40%                 0.35%                 0.30%

    SERIES                                                 1ST $50 MILLION      NEXT $450 MILLION       $500+ MILLION
    ------                                                 ---------------      -----------------       -------------
    Phoenix-Engemann Aggressive Growth Fund                     0.90%                 0.80%                 0.70%

     The amounts payable to the Adviser shall be based upon the average of the values of the net assets of the particular Series as of the close of business each day, computed in accordance with the Declaration of Trust.

     (b) Compensation shall accrue immediately upon the effective date of this Agreement.

     (c) If there is termination of this Agreement during a month, the fee for that month shall be proportionately computed upon the average of the aggregate daily net asset values of the Trust for such partial period in such month.

     (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for each Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisition and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

  9. The services of the Adviser to the Trust are not deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject to further compliance with the applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of the Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such Agent.

10. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

11.  It is understood that:

     (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

     (b) Trustees, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

     (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12. This Amended and Restated Agreement shall become effective with respect to each of the Existing Series as of ____________, 2000 (the " Amendment Date"), and, with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of one year following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder. Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to any such Series notwithstanding (a) that this Agreement has not been approved by a "vote of the majority of the outstanding voting securities" of any other Series affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

13. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of a majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement with respect to any Series upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment."

14. The terms "majority of the outstanding voting securities", "interested persons" and "assignment" when used herein, shall have the respective meanings specified in the Investment Company Act of 1940, as amended.

15. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

16. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustee and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Certificate of Trust, as amended, is or shall be on file with the Office of the Secretary of State of the State of Delaware.

17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be executed by their duly authorized officers as of the Amendment Date.

                  PHOENIX SERIES FUND

                  By: _______________________________________
                  Philip R. McLoughlin, President


                  PHOENIX INVESTMENT COUNSEL, INC.

                  By:  _______________________________________
                  Michael E. Haylon, President

                                   APPENDIX C

                   FORM OF AMENDMENT TO SUBADVISORY AGREEMENT

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

                        (EFFECTIVE AS OF ________, 2000)

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.40% of the average daily net assets of the Phoenix-Engemann Aggressive Growth Fund for the first $50 million, 0.30% from $50 million to $262 million, 0.45% from $262 million to $500 million and 0.35% of such value in excess of $500 million. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Fund shall be valued as set forth in the then current registration statement of the Trust.



CONSENT:

ROGER ENGEMANN & ASSOCIATES, INC.             PHOENIX INVESTMENT COUNSEL, INC.

By:____________________________               By:___________________________
    Roger Engemann                                Michael E. Haylon
    President                                     President

                               PHOENIX SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------

                                                                   June 26, 1998

Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2101

RE: SUBADVISORY AGREEMENT

Gentlemen:

Phoenix Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix Aggressive Growth Fund Series (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

 1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Roger Engemann & Associates, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

 3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust and By-Laws, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

 4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

                (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

 5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

         C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

 7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

 8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

 9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

                  A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

                  C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

                  D. Reference is hereby made to the Declaration of Trust dated July 28, 1980, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until October 31, 1998, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise, upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                              PHOENIX INVESTMENT COUNSEL, INC.

                                              By: /s/ Michael E. Haylon
                                                  ----------------------------
                                                  Michael E. Haylon
                                                  President

ACCEPTED:

ROGER ENGEMANN & ASSOCIATES, INC.


By: /s/ Roger Engemann
    --------------------------------
Name: J. Roger Engemann
Title: President

SCHEDULES:    A.  Subadviser Functions
              B.  Operational Procedures
              C.  Fee Schedule
              D.  Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.       The name of the broker;

         B. The terms and conditions of the order and of any modifications or cancellations thereof;

         C.       The time of entry or cancellation;

         D.       The price at which executed;

         E.       The time of receipt of a report of execution; and

         F. The name of the person who placed the order on behalf of the Trust.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.   Shall include the consideration given to:

                  (i) The sale of shares of the Trust by brokers or dealers.

                  (ii) The supplying of services or benefits by brokers or dealers to:

                           (a) The Trust,

                           (b) The Adviser (Phoenix Investment Counsel, Inc.)

                           (c) The Subadviser, and

                           (d) Any person other than the foregoing.

                  (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

         B. Shall show the nature of the services or benefits made available.

         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.


---------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   APPENDIX D

                      COMPARATIVE ADVISORY FEE INFORMATION

MUTUAL FUNDS MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    RATE           RATE         RATE FOR
                                                                 SIZE OF FUND      FOR 1ST       FOR NEXT      EXCESS OVER
                              FUND                                (MILLIONS)    $250,000,000   $250,000,000   $500,000,000
-----------------------------------------------------------------------------------------------------------------------------

                  THE PHOENIX EDGE SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                           $2,165.8         0.70%          0.65%          0.60%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series                              $   85.4         0.90%          0.85%          0.80%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                            $   25.8         0.70%          0.65%          0.60%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth and Income Series                        $  110.5         0.70%          0.65%          0.60%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                            $  244.4         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------
                                                                 SIZE OF FUND
                                                                  (MILLIONS)        RATE
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                             $   48.6         0.80%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    RATE           RATE         RATE FOR
                                                                 SIZE OF FUND      FOR 1ST       FOR NEXT      EXCESS OVER
                                                                  (MILLIONS)     $1 BILLION     $1 BILLION     $2 BILLION
-----------------------------------------------------------------------------------------------------------------------------

                   PHOENIX EQUITY SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth & Income Fund                            $  503.9         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------

                  PHOENIX INVESTMENT TRUST 97
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Small Cap Value Fund                           $  105.8         0.90%          0.85%          0.80%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Fund                              $   68.7         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------

                  PHOENIX MULTI-PORTFOLIO FUND
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Tax Sensitive Growth Fund                         $    6.1         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------

                      PHOENIX SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Fund                             $3,182.2         0.70%          0.65%          0.60%
-----------------------------------------------------------------------------------------------------------------------------

              PHOENIX STRATEGIC EQUITY SERIES FUND
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small Cap Fund                                  $  336.9         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Growth Fund                                       $  356.7         0.70%          0.65%          0.60%
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Fund                              $  781.5         0.75%          0.70%          0.65%
-----------------------------------------------------------------------------------------------------------------------------
                                                                 SIZE OF FUND
                                                                  (MILLIONS)        RATE
-----------------------------------------------------------------------------------------------------------------------------

                      PHOENIX-SENECA FUNDS
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap "EDGE" Fund                               $   72.6         0.80%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATE FOR
                                                                 SIZE OF FUND      RATE FOR     EXCESS OVER
                                                                  (MILLIONS)     1ST BILLION    $1 BILLION
-----------------------------------------------------------------------------------------------------------------------------

        PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
-----------------------------------------------------------------------------------------------------------------------------
  Phoenix Duff & Phelps Institutional Growth Stock Portfolio       $   63.9         0.60%          0.55%
-----------------------------------------------------------------------------------------------------------------------------


Note: Phoenix has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

MUTUAL FUNDS ADVISED BY ROGER ENGEMANN & ASSOCIATES, INC.

-------------------------------------------------------------------------------------------------------------------------------
                                                     SIZE           RATE                           RATE FOR
                                                   OF FUND        FOR 1ST       RATE FOR NEXT    EXCESS OVER
                      FUND                        (MILLIONS)    $50 MILLION     $450 MILLION     $500 MILLION
-------------------------------------------------------------------------------------------------------------------------------

             PHOENIX-ENGEMANN FUNDS
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Focus Growth Fund               $  788.2         0.90%           0.80%           0.70%
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Fund                $  546.0         0.90%           0.80%           0.70%
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid Cap Growth Fund     $  370.0         1.00%           0.90%           0.80%
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Value 25 Fund                   $   15.1         0.90%           0.80%           0.70%
-------------------------------------------------------------------------------------------------------------------------------

MUTUAL FUNDS SUBADVISED BY ROGER ENGEMANN & ASSOCIATES, INC.

-------------------------------------------------------------------------------------------------------------------------------
                                                    SIZE         RATE FOR        RATE FOR
                                                   OF FUND         UP TO         EXCESS OVER
                                                  (MILLIONS)     $3 BILLION      $3 BILLION
-------------------------------------------------------------------------------------------------------------------------------

              PHOENIX SERIES FUND

-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Fund             $3,182.2         0.10%           0.30%
-------------------------------------------------------------------------------------------------------------------------------
                                                     SIZE         RATE FOR        RATE FOR         RATE FOR       RATE FOR
                                                   OF FUND         UP TO        $323 MILLION         NEXT        EXCESS OVER
                                                  (MILLIONS)    $323 MILLION    TO $1 BILLION     $1 BILLION     $2 BILLION
-------------------------------------------------------------------------------------------------------------------------------

      PHOENIX STRATEGIC EQUITY SERIES FUND
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small Cap Fund                  $  336.9         0.20%          0.375%           0.35%         0.325%
-------------------------------------------------------------------------------------------------------------------------------
                                                     SIZE           RATE                           RATE FOR
                                                   OF FUND        FOR 1ST       RATE FOR NEXT    EXCESS OVER
                                                  (MILLIONS)    $250 MILLION    $250 MILLION     $500 MILLION
-------------------------------------------------------------------------------------------------------------------------------

          THE PHOENIX EDGE SERIES FUND
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Nifty Fifty Series              $   85.4         0.45%           0.40%           0.35%
-------------------------------------------------------------------------------------------------------------------------------
                                                     SIZE           RATE            RATE
                                                   OF FUND        FOR 1ST        FOR EXCESS
                                                  (MILLIONS)     $3 BILLION    OVER $3 BILLION
-------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series           $2,165.8         0.10%           0.30%
-------------------------------------------------------------------------------------------------------------------------------

Note: Engemann has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 16, 2000

                      PHOENIX-DUFF & PHELPS CORE BOND FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Duff & Phelps Core Bond Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN ON
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS    PROPOSALS   PROPOSALS       PROPOSALS
      OF THE FUND, VOTE HERE:                                            2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in companies for the purpose of exercising management    [  ]        [  ]           [  ]
      or control.

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.


------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Aggressive Growth Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN
      ON COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in companies for the purpose of exercising management    [  ]        [  ]           [  ]
      or control.

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

22(a) To approve an amendment to the advisory agreement between the      For         Against        Abstain
      Trust and Phoenix Investment Counsel, Inc. ("Phoenix").            [  ]        [  ]           [  ]

22(b) To approve an amendment to the subadvisor agreement between        For         Against        Abstain
      Phoenix and Roger Engemann & Associates, Inc.                      [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Engemann Capital Growth Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN
      ON COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in companies for the purpose of exercising management    [  ]        [  ]           [  ]
      or control.

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the securities lending.                                            [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                         PHOENIX-GOODWIN HIGH YIELD FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Goodwin High Yield Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN
      ON COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS INDIVIDUALLY, VOTE
      BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in companies for the purpose of exercising management    [  ]        [  ]           [  ]
      or control.

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                        PHOENIX-GOODWIN MONEY MARKET FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Goodwin Money Market Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN
      ON COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS INDIVIDUALLY, VOTE
      BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in companies for the purpose of exercising management    [  ]        [  ]           [  ]
      or control.

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                         PHOENIX-OAKHURST BALANCED FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Oakhurst Balanced Fund (the "Fund"), a series of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix Series Fund as a        [  ]        [  ]            [  ]
      Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS              FOR         AGAINST         ABSTAIN
      ON COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT              PROPOSALS   PROPOSALS       PROPOSALS
      RESTRICTIONS OF THE FUND, VOTE HERE:                               2-21        2-21            2-21
                                                                         [  ]        [  ]           [  ]

      IF YOU WISH TO VOTE ON THE FOLLOWING TWENTY PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      diversification.                                                   [  ]        [  ]           [  ]

3.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      concentration.                                                     [  ]        [  ]           [  ]

4.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      borrowing.                                                         [  ]        [  ]           [  ]

5.    To amend the fundamental investment restriction regarding the      For         Against        Abstain
      issuance of senior securities.                                     [  ]        [  ]           [  ]

6.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      underwriting.                                                      [  ]        [  ]           [  ]

7.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in real estate.                                          [  ]        [  ]           [  ]

8.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      investing in commodities.                                          [  ]        [  ]           [  ]

9.    To amend the fundamental investment restriction regarding          For         Against        Abstain
      lending.                                                           [  ]        [  ]           [  ]

10.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      joint trading.                                                     [  ]        [  ]           [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the pledging of assets.                                            [  ]        [  ]           [  ]

12.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      short sales.                                                       [  ]        [  ]           [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities on margin.                              [  ]        [  ]           [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      officer or trustee ownership of securities.                        [  ]        [  ]           [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of other investment companies.          [  ]        [  ]           [  ]

16.   To eliminate the fundamental investment restriction investing in   For         Against        Abstain
      companies for the purpose of exercising management or control.     [  ]        [  ]           [  ]

17.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in oil, gas or other mineral exploration or              [  ]        [  ]           [  ]
      development programs.

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing in and writing puts, calls and straddles.                [  ]        [  ]           [  ]

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of illiquid securities.                               [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

21.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      the purchase of securities of unseasoned issuers.                  [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date